EXHIBIT 10.11


          GUARANTY FROM eANGELS INTERNATIONAL DATED DECEMBER 12, 2002



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                                    eANGELS



December 12, 2002



Wilmington Rexford, Inc.
420 Lincoln Road, #301
Miami Beach, Florida  33139
Attn:  Robert Taylor, President


As of September 30, 2002, we hae loaned Wilmington Rexford, Inc. approximately $672,000, including accrued interest. We understand that you have loaned approximately $250,000 as of September 30, 2002 to the entites listed below:

WSY Limited
Worldvest Properties
Futurevest Corp.
South Beach Partners

This is to confirm our understanding that if the entities listed below do not repay the amounts you loaned to them, you may deduct that amount from the amount required to be repaid to E-Angels.

If you have any questions please contact me at 310-926-3913.


Respectfully yours,




Garrett Krause
Managing Director,
Grinfeld Investments, Ltd.
 dba, eAngels International




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        Telephone: 305-373-6330   Fax: 305-373-8864   www.eAngels.com